SUPPLEMENT dated January 3, 2007

                              To the PROSPECTUS of

                   Mellon Institutional Group of Equity Funds:
                   ------------------------------------------
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                  The Boston Company Small/Mid Cap Growth Fund
         (formerly The Boston Company Small Capitalization Equity Fund)
             The Boston Company Small Cap Tax-Sensitive Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund
                   The Boston Company World ex-U.S. Value Fund

--------------------------------------------------------------------------------
                             Dated February 1, 2006
         (as revised March 17, 2006 and supplemented December 27, 2006)


The following disclosure replaces the information under the heading "Fund Closures" on page 19 in the above noted prospectus:

The Board of Trustees of Mellon Institutional Funds Investment Trust has authorized closing Small Cap Growth Fund, Small Cap Value Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Fund and International Small Cap Fund (the "Closed Funds") for an indefinite period, subject to the conditions described below. These closures are effective as of the close of business on the following dates (each a "Closing Date"):

--------------------------------------------------------------------
Fund                                                Closing Date
----                                                ------------
International Small Cap Fund                  September 30, 2005
Small Cap Value Fund                             August 31, 2006
International Core Equity Fund                      July 6, 2007
Small Cap Growth Fund                               July 6, 2007
Small Cap Tax-Sensitive Equity Fund                 July 6, 2007
--------------------------------------------------------------------

Because Closing Dates are established based on current inflow projections, a Closed Fund may actually close in advance of such date. Each Closed Fund will continue to sell shares to existing shareholders and permit exchanges from other Mellon Institutional Funds as long as the exchanging shareholder has an existing Closed Fund account (either directly or through a financial intermediary). Shareholders whose accounts had a zero balance on or after the applicable Closing Date will be prohibited from reactivating the account or opening a new account. Investors who did not own shares of a Closed Fund as of the Closing Date generally will not be allowed to buy or exchange shares of that Closed Fund, except that shares of the Closed Fund will also continue to be sold to:

o Participants in qualified retirement plans (including pension or profit sharing plans, pension funds, 401(k) plans and other benefit plans) if the plan sponsor includes the Closed Fund as an investment option on, and the plan owns shares of the Closed Fund as of, the Closing Date;

o Certain institutional investors and financial professionals (including investment advisers, broker-dealers, banks and trust companies) who have expressed an interest in investing in the Closed Fund, either for themselves or on behalf of clients, by the Closing Date, if approved by an officer of the Trust; and

o Certain advisory clients of TBCAM, and of its affiliates, upon the request of TBCAM, provided that TBCAM is able to effectively manage the additional assets in accordance with the applicable Closed Fund's investment strategy.

The Board reserves the right to open a Closed Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of a Closed Fund's ability to manage effectively additional assets in accordance with the Closed Fund's investment strategy. Management of a Closed Fund's strategy at elevated asset levels can be affected by the limited availability of attractive international stocks (especially within emerging markets), small capitalization stocks and changes in related market conditions, among other factors.

A fund may from time to time enter into capacity agreements with certain investors or financial intermediaries whereby the fund agrees to reserve a specified maximum dollar amount of its remaining investment capacity to such investor or customers of such financial intermediary.

For further information, please contact your retirement plan administrator, investment adviser, broker-dealer or other financial professional or call the Mellon Institutional Funds at 1-800-221-4795.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE